Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets with Definite Useful Lives Primarily Consisted of Land Use Rights and Licensed Software

The Company’s intangible assets with definite useful lives primarily consisted of land use rights and licensed software. The following table summarizes the components of acquired intangible asset balances.

	As of December 31, 2025	As of December 31, 2024
Land use rights	$14,194	$13,878
Licensed software	2,132	2,086
Subtotal	16,326	15,964
Less: accumulated amortization	(5,113)	(4,551)
Intangible assets, net	$11,213	$11,413

Schedule of Future Amortization for the Intangible Assets

The future amortization for the intangible assets is expected to be as follows:

Twelve months ending December 31,	Estimated amortization expense
2026	$453
2027	411
2028	348
2029	346
2030	337
Thereafter	9,318
Total	$11,213